COVID-19	6 Months Ended
Jun. 30, 2020
Extraordinary And Unusual Items [Abstract]
COVID-19

Note 15: COVID-19

In early January 2020, the World Health Organization issued an alert that a novel coronavirus outbreak was emanating from Wuhan, Hubei Province in China. Over the course of the next several weeks, the outbreak continued to spread to various regions of the world prompting the World Health Organization to declare COVID-19 a global pandemic on March 11, 2020.   In the United States, by the end of March 2020, the rapid spread of the COVID-19 virus invoked various Federal and New York State authorities to make emergency declarations and issue executive orders to limit the spread of the disease.  Measures included restrictions on international and domestic travel, limitations on public gatherings, implementation of social distancing and sanitization protocols, school closings, orders to shelter in place and mandates to close all non-essential businesses to the public.  To widely varying degrees, largely dependent upon the level of local and regional outbreaks and the resultant levels of strain on locally-available medical resources, these very substantial curtailments of social and economic activity have been relaxed globally and in the United States.  However, there is virtually no locality within the United States that has returned to substantively normal business and social activities at the time of this filing and the spread rate of the coronavirus remains extremely high in many regions of the country.

As a result of the initial and continuing outbreak, and governmental response thereto, the spread of the coronavirus has caused us to modify our business practices, including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences.  The Company has many employees working remotely and has significantly reduced physical customer contact with employees and other customers by limiting branch activities.  Initially, branch activities were limited to drive-thru transactions whenever possible, teleconferencing and in-branch “appointments only” services.  The Bank’s branches are now fully accessible to the public but remain in strict compliance with all applicable social distancing and sanitization guidelines.  Since the start of the pandemic, transactional volume has also increased through the Bank’s telephone and internet banking channels.  We will take further actions for safety as may be required by government authorities or that we determine to be in the best interests of our employees, customers and business partners.

Concerns about the spread of the disease and its anticipated negative impact on economic activity, severely disrupted both domestic and international financial markets prompting the world’s central banks to inject significant amounts of monetary stimulus into their respective economies. In the United States, the Federal Reserve System’s Federal Open Market Committee, swiftly cut the target Federal Funds rate to a range of 0% to 0.25%, including a 50 basis point reduction in the target federal funds rate on March 3, 2020 and an additional 100 basis point reduction on March 15, 2020. In addition, the Federal Reserve initiated various market support programs to ease the stress on financial markets.  This significant reduction in short-term interest rates has reduced, and will continue to reduce, the Bank’s cost of funds and interest earning-asset yields.  The long-term effects of the current interest rate environment, that has resulted from government and central bank responses to the pandemic, on the Bank’s net interest margins cannot be predicted with certainty at this time.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), signed into law on March 27, 2020, provides financial assistance in various forms to both businesses and consumers. In addition, the CARES Act also created many directives affecting the operations of financial services providers, such as the Company, including a forbearance program for federally-backed mortgage loans and protections for borrowers from negative credit reporting due to loan accommodations related to the national emergency. The banking regulatory agencies have likewise issued guidance encouraging financial institutions to work prudently with borrowers who are, or may be, unable to meet their contractual payment obligations because of the effects of COVID-19. The Company has worked to assist its business and individual customers affected by COVID-19.  Through June 30, 2020, the Bank granted payment deferral requests primarily for 90 days, on 556 loans representing approximately $145.6 million of existing loan balances.

Borrowers that were delinquent in their payments to the Bank, prior to requesting a COVID-19 related financial hardship payment deferral were reviewed on a case by case basis for troubled debt restructure classification and non-performing loan status.  In the instances where the Company granted a payment deferral to a delinquent borrower because of COVID-19, the borrower’s delinquency status was frozen as of February 29, 2020, and their loans will continue to be reported as delinquent during the deferment period based on their delinquency status as of that date. The Company anticipates that the number and amount of COVID-19 financial hardship payment deferral requests will continue to remain elevated in the second half of 2020 and, possibly, significantly longer.  The long-term collectability of deferred loan payments will depend on many factors, including the future progression of the pandemic, potential medical breakthroughs in therapeutic treatments and/or vaccines, further economic stimulus from government authorities, the rate at which governmental restrictions on business activities are relaxed and the adequacy and sustainability of other sources of repayment such as loan collateral.  Consistent with industry regulatory guidance, borrowers that were granted COVID-19 related deferrals but were otherwise current on loan payments will continue to have their loans reported as current loans during the agreed upon deferral period, accrue interest and not be accounted for as troubled debt restructurings.

The future performance of the Company’s loan portfolios with respect to credit losses will be highly dependent upon the course and duration, both nationally and within the Company’s market area, of the public health and economic factors related to the pandemic, as well as the concentrations in the Company’s loan portfolio.  Concentrations of loans within a portfolio that are made to a singular borrower, to a related groups of borrowers, or to a limited number of industries, are generally considered to be additional risk factors in estimating future credit losses.  Therefore, the Company monitors all of its credit relationships to ensure that the total loan amounts extended to one borrower, or to a related group of borrowers, does not exceed the maximum permissible levels defined by applicable regulation or the Company’s generally more restrictive internal policy limits.

Loans to a single borrower, or to a related group of borrowers, are referred to as total related credits.  Total related credits encompass all related or affiliated borrower loan balances, including available unused lines of credit, for both personal and business loans.  At June 30, 2020, the Company had 26 total related credit relationships, comprised of 210 individual loans, with outstanding balances in excess of $5.0 million.  These total related credits ranged from $5.0 million to $13.2 million at June 30, 2020 with aggregate balances of $207.2 million.  Of the $207.2 million in total related credits, $189.8 million was secured by various collateral assets, primarily commercial real estate, $11.3 million was unsecured, and $6.1 million were PPP loans.

In addition, the future credit-related performance of a loan portfolio generally depends upon the types of loans within the portfolio, concentrations by type of loan and the quality of the collateral securing the loans.  The following table details the Company's loan portfolio by collateral type within major categories as of June 30, 2020:

(Dollars in thousands)	Balance	Number of Loans	Average Loan Balance	Minimum/ Maximum Loan Balance			Allowance for Loan Losses	Percent of Total Loans
Residential Mortgage Loans	$216,419	2,101	$103	$1	-	$1,566	$756	27%

Commercial Real Estate:
Mixed Use	$41,179	50	$824	$26	-	$7,433	$672	5%
Multi-Family Residential	39,952	57	701	27	-	6,009	652	5%
Hotels and Motels	33,258	10	3,326	226	-	11,500	543	4%
Office	32,035	58	552	12	-	4,902	523	4%
Retail	22,720	52	437	1	-	5,217	371	3%
1-4 Family Residential	18,433	146	126	10	-	1,250	301	2%
Automobile Dealership	16,497	10	1,650	173	-	6,629	269	2%
Recreation/Golf Course/Marina	10,812	14	772	32	-	3,150	177	1%
Warehouse	10,790	15	719	8	-	2,678	176	1%
Manufacturing/Industrial	6,625	15	442	3	-	1,438	108	1%
Restaurant	6,346	25	254	10	-	1,311	104	1%
Automobile Repair	4,829	10	483	61	-	2,342	79	1%
Not-For-Profit & Community Service Real Estate	3,378	3	1,126	109	-	1,679	55	0%
Land	3,418	5	684	76	-	2,000	56	0%
Skilled Nursing Facility	3,503	1	3,503	3,503	-	3,503	57	1%
All Other	7,049	36	196	17	-	745	115	1%
Total Commercial Real Estate Loans	$260,824	507	$514				$4,258	32%

Commercial and Industrial:
Secured Term Loans	$63,672	360	$177	$0	-	$6,035	$1,525	8%
Unsecured Term Loans	19,494	131	149	0	-	1,647	467	3%
Secured Lines of Credit	42,370	288	147	0	-	5,000	1,015	5%
Unsecured Lines of Credit	11,140	143	78	0	-	2,999	267	1%
Total Commercial and Industrial Loans	$136,676	922	$148				$3,274	17%

Tax Exempt Loans	$7,644	24	$319	$9	-	$2,425	$1	1%

Paycheck Protection Loans	$73,774	641	$115	$1	-	$3,000	$-	9%

Consumer:
Home Equity Lines of Credit	$42,587	1,077	$40	$0	-	$417	$644	5%
Automobile	31,569	1,994	16	1	-	368	476	4%
Consumer Secured	4,302	82	52	23	-	146	65	1%
Consumer Unsecured	32,075	6,539	5	1	-	116	484	4%
All Others	1,969	1,002	2	0	-	60	30	0%
Total Consumer Loans	$112,502	10,694	$11				$1,699	14%

Net deferred loan fees	(1,830)	-	-			-	-	-
Unallocated allowance for loan losses	-	-	-			-	565	-
Total Loans	$806,009	14,889	$54				$10,553	100%

Including the potential effects of the COVID-19 outbreak on the Company’s loan portfolios, the ongoing and dynamic nature of the pandemic and the resultant, potentially severe and long-lasting, economic dislocations, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened.  As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations:

•	Demand for our products and services may decline, making it difficult to grow assets and income;
•

If the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income;

•	Collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase;
•	Our allowance for loan losses may have to be increased if borrowers experience financial difficulties beyond forbearance periods, which will adversely affect our net income;
•	The net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us;
•

As the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income;

•	A material decrease in net income or a net loss over several quarters could result in a decrease in the rate of our quarterly cash dividend;
•	Our cyber security risks are increased as the result of an increase in the number of employees working remotely;
•	We rely on third party vendors for certain services and the unavailability of a critical service due to the COVID-19 outbreak could have an adverse effect on us; and
•	Federal Deposit Insurance Corporation premiums may increase if the agency experiences additional resolution costs.

Moreover, our future success and profitability substantially depends on the management skills of our executive officers and directors, many of whom have held officer and director positions with us for many years. The unanticipated loss or unavailability of key employees due to the outbreak could harm our ability to operate our business or execute our business strategy. We may not be successful in finding and integrating suitable successors in the event of key employee loss or unavailability.

Any one or a combination of the factors identified above could negatively impact our business, financial condition and results of operations and prospects.